SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 8, 2007

COZUMEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

          0-27835

           33-0619262

(Commission File Number)

(IRS Employer Identification No.)

24351 Pasto Road, Suite B, Dana Point, California

 92629

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (949) 489-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 4.01.

Changes in Registrant’s Certifying Accountant

On September 8, 2008, Cozumel Corporation (the “Company”) terminated its relationship with De Joya Griffith & Company LLC the principal accountant previously engaged to audit the Company’s financial statements.  The Company’s board of directors approved the dismissal of  De Joya Griffith & Company LLC. The audit reports of PSH on  the Company’s financial statements for the fiscal year ending June 30, 2005 and  did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except such report was modified to include an explanatory paragraph for a going concern uncertainty. In connection with the audit of the fiscal year ending June 30, 2005 including the subsequent interim periods since engagement through September 8, 2008, the date of termination, the Company had no disagreements with De Joya Griffith & Company LLC with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-K, except as set forth in the following paragraph.  Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused De Joya Griffith & Company LLC to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-K), except as set forth in the following paragraphs.

As set forth in Item 8A of the Annual Report on Form 10-KSB for the fiscal year ended  June 30, 2005,  respectively,  the  Company  and  De Joya Griffith & Company LLC identified significant  deficiencies and material  weaknesses that existed in the design or operation of the Company's  internal controls over financial  reporting and such items are  incorporated  herein by  reference.  The Company has authorized De Joya Griffith & Company LLC to respond fully to any inquiries  by  The Blackwing Group LLC LLC  regarding  the  significant deficiencies and material weaknesses in internal control set forth in the Annual Report on Form 10-KSB.

During the fiscal year ending June 30, 2005, including the subsequent interim periods since engagement through September 18, 2008, the date of De Joya Griffith & Company LLC s termination, the Company (or anyone on its behalf) did not consult with any other accounting firm regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-K. The Company did not consult any other firm in respect to these matters during the time periods detailed herein.

The Company provided De Joya Griffith & Company LLC with a copy of this Form 8-K. The Company requested that De Joya Griffith & Company LLC  furnish the Company with a letter to the Securities and Exchange Commission stating whether PSH agreed with the above statements. A copy of that letter dated September 9, 2005 is filed as an Exhibit to this Form 8-K.

On September 8, 2008 the Registrant engaged The Blackwing Group, LLC as its new independent auditor.  Prior to the engagement of The Blackwing Group, LLC,  the Registrant did not consult with The Blackwing Group, LLC  on the application of accounting principles to any specific transaction nor the type of audit opinion that might be rendered on the Registrant's financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 12, 2008

COZUMEL CORPORATION

By: /s/ Jehu Hand

     Jehu Hand

   President and Chief Financial Officer